Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:  10
Distribution Date:     06/13/97
Payment Date:          06/16/97
Collection Period Beginning:                                          05/01/97
Collection Period Ending:                                  05/31/97
Note and Certificate Accrual Beginning:                         05/15/97
Note and Certificate Accrual Ending:                     06/16/97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount             5.22%
OC Balance as % of Ending Participation Invested Amount                  5.34%
OC Balance as % of Ending Participation Invested Amount (3 month aver    5.10%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test       ---
Is the MAP Over?              0
Is this the Early Amortization Period?                               0

Interest Allocation Percentage Calculation:
Numerator        885,291,666.33
Denominator-Component(x)-Aggregate Rcvbles & Partc. Interest  3,451,889,071.83
Denominator - Component (y) - Aggregate Numerators           3,147,120,467.51
Applicable Interest Allocation Percentage                          25.65%

Principal Allocation Percentage Calculation:
Numerator        885,291,666.33
Denominator-Component(x)-Aggregate Rcvables & Partc. Interest 3,451,889,071.83
Denominator - Component (y) - Aggregate Numerators           3,147,120,467.51
Applicable Principal Allocation Percentage                              25.65%

Default Allocation Percentage Calculation:
Numerator        885,291,666.33
Denominator-Component(x)-Aggregate Rcvables & Partc. Interest 3,451,889,071.83
Denominator - Component (y) - Aggregate Numerators            3,147,120,467.51
Default Allocation Percentage (Floating Allocation Percentage)          25.65%

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                     15,935,249.99
Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 5,828,060.14 Excess of (i) 1.8% of Part. Inv. Amt.over (ii) Series Part. Int 10,107,189.85
Minimum Principal Amount                                 10,107,189.85
Investor Principal Collections                      10,876,934.53
Investor Finance Charge and Admin. Collections (4.11a)      14,039,358.35
Investor Allocated Defaulted Amounts                    5,828,060.14

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance          885,291,666.33
Beginning Participation Invested Amount                885,291,666.33
Ending Participation Unpaid Principal Balance           868,586,671.66
Ending Participation Invested Amount                868,586,671.66

Beginning Participation Unpaid Prin Bal x(PRIME-1.50%)  5,164,201.39
Note Int and Certificate Yield Amts Due Pursuant to Sec. 3.05  4,439,058.71
Participation Invested Amount x 25bps per annum                    184,435.76
Participation Interest Distribution Amount                    5,164,201.39

Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a) 14,039,358.35
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)           0.00
Series Participation Int Monthly Interest (Sec. 4.11 (a)(ii)) 5,164,201.39 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 5,828,060.14
Reimbursed Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i      0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))      1,475,486.11
Excess (Sec. 4.11 (a)(vi))                              1,571,610.71
Reconciliation Check       0.00
Series Participation Interest Monthly Principal             16,704,994.68
Beginning Unreimbursed Participation Interest Charge-Offs             0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))             0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i  0.00
Ending Unreimbursed Participation Interest Charge-Offs                 0.00
Available Investor Principal Collections                        16,704,994.68
Participation Interest Distribution Amount                  5,164,201.39
Series Participation Interest Charge-Offs                           0.00

OWNER TRUST CALCULATIONS
Note Inte and Certificate Yield Amts Due Pursuant to Sec. 3.05 4,439,058.71
Excess Interest      725,142.67
Beginning Net Charge-Offs  0.00
Reversals 0.00
+Available Investor Principal Collections               16,704,994.68
+Series Participation Interest Charge Offs                             0.00
+ Lesser of Excess Interest and Carryover Charge Offs                 0.00
Optimum Monthly Principal                                     16,704,994.68
Are the Notes Retired ?    0.00
Accelerated Principal Payment                                 184,435.76
Beginning Class A-1 Security Balance                       632,667,947.42
Beginning Class A-2 Security Balance                             52,240,000.00
Beginning Class A-3 Security Balance                     67,900,000.00
Beginning Class B Security Balance                         49,370,000.00
Beginning Certificate Security Balance                    36,886,000.00
Beginning Overcollateralization Amount plus APP              46,412,154.68
Beginning Class A-1 Adjusted Balance                      632,667,947.42
Beginning Class A-2 Adjusted Balance                   52,240,000.00
Beginning Class A-3 Adjusted Balance                 67,900,000.00
Beginning Class B Adjusted Balance                  49,370,000.00
Beginning Certficate  Adjusted Balance                36,886,000.00
Beginning Overcollateralization Amount plus APP              46,412,154.68
Class A-1 Bal After Payment pursuant to clause in Sec3.05(a)(ii 615,962,952.75 Class A-2 Bal After Payment pursuant to clause in Sec3.05(a)(ii 52,240,000.00 Class A-3 Bal After Payment pursuant to clause in Sec3.05(a)(ii 67,900,000.00 Class B Bal After Payment pursuant to clause in Sec3.05(a)(ii)( 49,370,000.00 Certificate Bal After Payment pursuant to clause in Sec.3.05(a)( 36,886,000.00
Class A-2 Minimum Adjusted Principal Balance                     18,800,000.00
Class A-3 Minimum Adjusted Principal Balance                     24,500,000.00
Class B Minimum Adjusted Principal Balance                      17,800,000.00
Certificate Minimum Adjusted Principal Balance                   7,900,000.00
Minimum Overcollateralization Amount                         14,800,000.00
Certificate Minimum Balance Target                       26,321,650.50
Scheduled Certificate Payment to Certificate Min Bal Target  10,564,349.50
Class A-1 Targeted Balance                               451,665,069.26
Class A-2 Targeted Balance                                 (70,608,650.73)
Class A-3 Targeted Balance                                    (1,074,536.54)
Class B Targeted Balance                                   19,567,451.60
Certificate Targeted Balance                               9,283,851.82
Class A-1:Payment Required to get to Target               181,002,878.16
Class A-2:Payment Required to get to Target or Min Adjusted Bal 33,440,000.00 Class A-3:Payment Required to get to Target or Min Adjusted Bal 43,400,000.00
Class B:Payment Required to get to Target or Min Adjusted Bal    29,802,548.40
Certificate:Paymt Required to get to Target or Min Adjusted Bal  27,602,148.18
OC: Payment to get to Minimum Overcollateralization Amount       31,612,154.68
Section 3.05 Payment of Principal and Interest;  Defaulted Int      0.00
Pay Certificate Yield in step (ii) (1= Yes)                              1.00
Remittances on the Participation                      21,869,196.06
Interest and Yield
(i)Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)    3,294,091.11
   Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)      278,961.60
  Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)   368,621.56
  Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)        278,117.67
  Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)(e) 219,266.78 Principal up to Optimum Monthly Principal
(ii)Pay Class A-1 to Targeted Principal Bal- Sec. 3.05 (a)(i  16,704,994.68
    Pay Class A-2 to Targeted Principal Bal- Sec. 3.05 (a)(i         0.00
    Pay Class A-3 to Targeted Principal Bal- Sec. 3.05 (a)(i        0.00
    Pay Class B to Targeted Principal Bal- Sec. 3.05 (a)(ii)       0.00
    ONLY Pay CertificateYield if not paid pursuant to Sec. 3.05 (         0.00
Principal up to Optimal Monthly Principal
(iii)Pay Certificate to Targeted Principal Balance - Sec. 3.05 (a)        0.00
(iv)Pay OC Remaining Optimal Monthly Principal Amount - Sec. 3.05 (     0.00
Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal Bal- Sec. 3.05 (a)(v)(  184,435.76
        Pay Class A-2 to Targeted Principal Bal- Sec. 3.05 (a)(v       0.00
        Pay Class A-3 to Targeted Principal Bal- Sec. 3.05 (a)(v        0.00
        Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(v)(     0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)                       0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)                    0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)                       0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)                      0.00
Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)                       0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)                      0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                      0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                        0.00
        Pay Certificates up to Certificate Min. Bal. or zero - Sec. 3   0.00
        Pay HCLC Optimum Monthly Principal provided OC > zero - Sec.      0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)            540,706.91
Total Reconciliation Check                  0.00
Accelerated Principal Reconciliation                    0.00
Optimum Monthly Principal Reconciliation                   0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance                   $632,667,947.42
Beginning Class A-2 Note Security Balance                 $52,240,000.00
Beginning Class A-3 Note Security Balance                $67,900,000.00
Beginning Class B     Note Security Balance               $49,370,000.00
Beginning Certificate Security Balance                 $36,886,000.00
Beginning Overcollateralization Amount                   $46,227,718.91
Beginning Class A-1 Adjusted Balance                $632,667,947.42
Beginning Class A-2 Adjusted Balance                          $52,240,000.00
Beginning Class A-3 Adjusted Balance                          $67,900,000.00
Beginning Class B    Adjusted Balance                       $49,370,000.00
Beginning Certficate  Adjusted Balance                   $36,886,000.00
Beginning Overcollateralization Amount                      $46,227,718.91
Ending Class A-1 Note Security Balance                    $615,778,516.98
Ending Class A-2 Note Security Balance                          $52,240,000.00
Ending Class A-3 Note Security Balance                        $67,900,000.00
Ending Class B    Note Security Balance                       $49,370,000.00
Ending Certificate Security Balance                             $36,886,000.00
Ending Overcollateralization Amount                             $46,412,154.68
Ending Class A-1 Adjusted Balance                       $615,778,516.98
Ending Class A-2 Adjusted Balance                          $52,240,000.00
Ending Class A-3 Adjusted Balance                          $67,900,000.00
Ending Class B    Adjusted Balance                              $49,370,000.00
Ending Certficate  Adjusted Balance                     $36,886,000.00
Ending Overcollateralization Amount                          $46,412,154.68
Class A-1 Note Rate Capped at 13%                                  5.86%
Class A-2 Note Rate Capped at 15%                                   6.01%
Class A-3 Note Rate Capped at 15%                                  6.11%
Class B    Note Rate Capped at 15%                                 6.34%
Certificate Rate Capped at 16%                                6.69%
Class A-1 Interest Due                                  $3,294,091.11
Class A-2 Interest Due                                    $278,961.60
Class A-3 Interest Due                                        $368,621.56
Class B Interest Due                $278,117.67
Certificate Yield  Due                                          $219,266.78
Class A-1 Interest Paid                                        $3,294,091.11
Class A-2 Interest Paid                                        $278,961.60
Class A-3 Interest Paid                                  $368,621.56
Class B Interest Paid                                    $278,117.67
Certificate Yield Paid                                     $219,266.78
Class A-1 Unpaid Interest $0.00
Class A-2 Unpaid Interest $0.00
Class A-3 Unpaid Interest $0.00
Class B     Unpaid Interest                                    $0.00
Certificate Unpaid Yield  $0.00
Class A-1 Principal Paid                            $16,889,430.44
Class A-2 Principal Paid  $0.00
Class A-3 Principal Paid  $0.00
Class B    Principal Paid $0.00
Certificate    Principal Paid                                   $0.00
OC           Principal Paid                                  $0.00
Beginning Class A-1 Net Charge-Off                              $0.00
Beginning Class A-2 Net Charge-Off                                $0.00
Beginning Class A-3 Net Charge-Off                                    $0.00
Beginning Class B    Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                             $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                                $0.00
Reversals Allocated to Class A-2                                 $0.00
Reversals Allocated to Class A-3                                     $0.00
Reversals Allocated to Class B                                $0.00
Reversals Allocated to Certificates                          $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments  $184,435.76
 Total Charge-Offs:       $0.00
Charge-Offs Allocated to Class A-1                              $0.00
Charge-Offs Allocated to Class A-2                                $0.00
Charge-Offs Allocated to Class A-3                        $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                         $0.00
Charge-Offs Allocated to OC                                    $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                               $0.00
Ending Class A-3 Net Charge-Off                         $0.00
Ending Class B     Net Charge-Off                        $0.00
Ending Certificate Net Charge-Off                     $0.00
Ending OC Net Charge-Off  $0.00
Bond Balance Reconciliation                                 ($0.00)
Certificate Balance/Participation Invested Amount (Begin of Month    4.17%
Designated Certificate / Certificate Security (Bal Begin of M   1.000000%
Designated Certificate  - Beginning of Month                      $368,860.00
Principal Payments in Respect of Designated Certificate (Sec.3.05(     $0.00
Designated Certificate  - End of Month                         $368,860.00
Interest Payments in Respect of Designated Cert (Sec.3.05(ii   $2,192.67
Designated Certificateholder Accelerated Principal Paymts-Begin  $1,823,718.91
Accelerated Principal Payment (Sec. 3.05 (vi))                  $184,435.76
Payments to Holder of Designated Certificate in respect to Acc. Prin.    $0.00
Designated Certificateholder Accelerated Prin Payments-Ending $2,008,154.68 Designated Certificateholder Holdback Amount (Begin of Month) $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount(     $0.00
Designated Certificateholder Holdback Amount (End of Month)   $44,404,000.00
Remaining Payments to Designated Certificates (Sec.3.05paragraph fo      $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))                   $540,706.91

Monthly Security  Report
Household Consumer Loan Trust 1996-2

Distribution Date                                                  13-Jun-97
Payment Date:                                                  14-Jun-97
Collection Period Beginning                                     01-May-97
Collection Period Ending:                                       31-May-97
Note and Certificate Accrual Beginning:                         15-May-97
Note and Certificate Accrual Ending:                    16-Jun-97

Ending Pool Principal Balance                     $3,383,437,518.78
Series 1996-2 Participation Invested Amount              $868,586,671.66
Seller Amount                                                  $298,576,101.82
Remittances on the Participation                                $21,869,196.06
Optimum Monthly Principal                                 $16,704,994.68
Accelerated Principal Payment                          $184,435.76
Beginning Class A-1 Note Security Balance                $632,667,947.42
Beginning Class A-2 Note Security Balance                  $52,240,000.00
Beginning Class A-3 Note Security Balance             $67,900,000.00
Beginning Class B Note Security Balance              $49,370,000.00
Beginning Certificate Security Balance      $36,886,000.00
Beginning Overcollateralization Amount                    $46,227,718.91
Beginning Class A-1 Adjusted Balance                      $632,667,947.42
Beginning Class A-2 Adjusted Balance                    $52,240,000.00
Beginning Class A-3 Adjusted Balance              $67,900,000.00
Beginning Class B Adjusted Balance                $49,370,000.00
Beginning Certificate  Adjusted Balance                  $36,886,000.00
Beginning Overcollateralization Amount              $46,227,718.91
Ending Class A-1 Note Security Balance                  $615,778,516.98
Ending Class A-2 Note Security Balance                          $52,240,000.00
Ending Class A-3 Note Security Balance                        $67,900,000.00
Ending Class B Note Security Balance                         $49,370,000.00
Ending Certificate Security Balance                        $36,886,000.00
Ending Overcollateralization Amount                        $46,412,154.68
Ending Class A-1 Adjusted Balance                      $615,778,516.98
Ending Class A-2 Adjusted Balance                              $52,240,000.00
Ending Class A-3 Adjusted Balance                             $67,900,000.00
Ending Class B Adjusted Balance                        $49,370,000.00
Ending Certificate  Adjusted Balance                         $36,886,000.00
Ending Overcollateralization Amount                    $46,412,154.68
Class A-1 Note Rate Capped at 13%                                5.857500%
Class A-2 Note Rate Capped at 15%                              6.007500%
Class A-3 Note Rate Capped at 15%                               6.107500%
Class B Note Rate Capped at 15%                                    6.337500%
Certificate Rate Capped at 16%                            6.687500%
Class A-1 Interest Due                                   $3,294,091.11
Class A-2 Interest Due                                             $278,961.60
Class A-3 Interest Due                                       $368,621.56
Class B Interest Due                                       $278,117.67
Certificate Yield  Due                                       $219,266.78
Class A-1 Interest Paid                                       $3,294,091.11
Class A-2 Interest Paid                                       $278,961.60
Class A-3 Interest Paid                                        $368,621.56
Class B Interest Paid                                           $278,117.67
Certificate Yield Paid                                     $219,266.78
Class A-1 Unpaid Interest                                         $0.00
Class A-2 Unpaid Interest                                      $0.00
Class A-3 Unpaid Interest                                       $0.00
Class B Unpaid Interest                                      $0.00
Cetificate Unpaid Yield                                               $0.00
Class A-1 Principal Paid                                     $16,889,430.44
Class A-2 Principal Paid                                                 $0.00
Class A-3 Principal Paid                                             $0.00
Class B Principal Paid                                            $0.00
Certificate  Principal Paid                                      $0.00
OC Principal Paid                                                  $0.00
Beginning Class A-1 Net Charge-Off                                    $0.00
Beginning Class A-2 Net Charge-Off                                   $0.00
Beginning Class A-3 Net Charge-Off                                      $0.00
Beginning Class B Net Charge-Off                                     $0.00
Beginning Certificate Net Charge-Off                                $0.00
Beginning OC Net Charge-Off                                     $0.00
Reversals Allocated to Class A-1                                   $0.00
Reversals Allocated to Class A-2                                 $0.00
Reversals Allocated to Class A-3                                    $0.00
Reversals Allocated to Class B                                           $0.00
Reversals Allocated to Certificates                                $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments      $184,435.76
 Total Charge-Offs:                                                     $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                                    $0.00
Charge-Offs Allocated to Class A-3                               $0.00
Charge-Offs Allocated to Class B                              $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                                   $0.00
Ending Class A-1 Net Charge-Off                                $0.00
Ending Class A-2 Net Charge-Off                              $0.00
Ending Class A-3 Net Charge-Off                                  $0.00
Ending Class B Net Charge-Off                             $0.00
Ending Certificate Net Charge-Off                              $0.00
Ending OC Net Charge-Off                                      $0.00
Interest paid per $1,000 Class A-1                                 4.148729
Principal paid per $1,000 Class A-1                               21.271323
Interest paid per $1,000 Class A-2                                5.340000
Principal paid per $1,000 Class A-2                                0.000000
Interest paid per $1,000 Class A-3                               5.428889
Principal paid per $1,000 Class A-3                       0.000000
Interest paid per $1,000 Class B                                   5.633333
Principal paid per $1,000 Class B                                0.000000
Yield Paid per $1,000 Certificate                               5.944444
Principal Paid per $1,000 Certificate                         0.000000